SEMI ANNUAL
REPORT



SEPTEMBER 30, 2000



TEMPLETON
LATIN AMERICA FUND



[FRANKLIN TEMPLETON LOGO]
PAGE


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO]
MARK R. BEVERIDGE, CFA, CIC
Portfolio Manager
Templeton Latin America Fund


[PHOTO]
HEIDI S. ANDERSEN, CFA
Portfolio Manager
Templeton Latin America Fund


WE'RE ON THE WEB--
Now you can access online information about your fund, including this shareholder report. Find our Web site at franklintempleton.com, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.
PAGE


CONTENTS

Shareholder Letter ........    1

Performance Summary .......    8

Financial Highlights &
Statement of Investments...   10

Financial Statements ......   15

Notes to Financial
Statements ................   18


FUND CATEGORY

[PYRAMID GRAPHIC]



SHAREHOLDER LETTER


Your Fund's Goal: Templeton Latin America Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity and debt securities of Latin American companies.


Dear Shareholder:

During the six-month period ended September 30, 2000, the Brazilian and Mexican economies performed well. Argentina and Chile maintained their slow economic recoveries, but rising U.S. interest rates and turbulent global equity markets caused many investors to decrease their exposure to emerging markets. As a result, Latin American equities were generally volatile. Within this environment, Templeton Latin America Fund - Class A posted a six-month cumulative total return of -11.33%, as shown in the Performance Summary beginning on page 8. Its benchmark, the International Finance Corporation Investable (IFCI) Latin America Index, delivered a total return of - 12.10% for the same period.(1)


(1.) Source: Standard and Poor's Micropal. International Finance Corporation Investable Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market, and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.
PAGE



Throughout the reporting period, we maintained a conservative bottom-up approach in searching for undervalued equities. We did not attempt to match the weightings of our benchmark index and the Fund's regional allocation was simply a result of individual stock selection. Overall, our holdings in the bank, aerospace and defense, electrical utilities, and oil and natural gas industries contributed positively to the value of the Fund's portfolio while our telecommunications, chemicals and industrial conglomerates exposure negatively impacted the Fund's performance.


BRAZIL
Brazil's economy continued to rebound as inflation and interest rates declined, exports increased and fiscal reform continued, albeit at a slow pace. In fact, gross domestic product (GDP) growth is expected to reach 4.1% for 2000, after declining -0.1% in 1999.(2) But rising interest rates in the U.S. and volatility in global equity markets had an adverse effect upon Brazil's stock market and the Brazilian Bovespa Index posted a return of -15.52% during the period.(3)

During the six months under review, Telefonica SA, a Spanish telecommunications company, completed the tender offer for 100% of its Latin American subsidiaries, two of which -- Telesudeste and Telesp -- were in Brazil. Consequently, the Fund's exposure to Brazil fell from 44.3% of total net assets at the beginning of the period, to 37.5% at the end. We did however initiate new positions in Embraer, a Brazilian manufacturer of regional jets and the fourth largest manufacturer of

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/00

Mexico                        38.4%

Brazil                        37.5%

Spain                          5.7%

Chile                          4.9%

United States                  4.6%

Argentina                      3.7%

Short-Term Investments
& Other Net Assets             5.2%

(2.) Source: Bear Stearns(R). Global Notes: Latin America Diverging, 7/11/00. (3.) Source: Brazil Bovespa Index. Market return is measured in U.S. dollars and does not include reinvested dividends.


2
PAGE


commercial jets in the world. In our opinion, Embraer holds a virtual duopoly in the regional jet market with Canada's Bombardier, yet trades at a 50% discount to Bombardier on a price to cash flow basis. In addition, the Fund participated in Petrobras' ADR listing on the New York Stock Exchange. Petrobras is one of the world's largest oil and gas producers and recently traded at a 50% discount to major European oil companies and a 65% discount to those based in the U.S.

MEXICO
Economic news in Mexico was generally quite positive during the reporting period. Inflation declined, direct foreign investment continued to pour in, consumer confidence rose, the peso remained fairly stable and GDP is expected to increase by 5.5% in 2000.(2) However, Mexican equities experienced quite a bit of volatility as the U.S. Nasdaq market and global telecommunication, media and technology securities came under pressure in April, and the Mexican Bolsa Index posted a U.S.-dollar total return of -15.0% for the six months under review.(4) On July 2, Mexico saw a change in political leadership from 70 years of rule under the PRI (the Institutional Revolutionary Party) to the PAN (the National Action Party). During his campaign, President-elect Vicente Fox, who takes office on December 1, 2000, highlighted the continued pursuit of strong GDP growth, the privatization of the petrochemical and electricity sector, increased investment in education, housing and transportation, and ongoing fiscal reform among other initiatives as his top priorities.


INDUSTRY BREAKDOWN*
Based on Total Net Assets
9/30/00

Services                             43.1%

Materials                            16.5%

Energy                               12.9%

Finance                              10.2%

Multi-Industry                        8.2%

Consumer Goods                        2.0%

Capital Equipment                     1.9%

Short-Term Investments &
Other Net Assets                      5.2%

*The industry allocation uses Morgan Stanley Capital International's industry definitions for convenience of comparison.


(4.) Source: Mexico Bolsa Index. Market return is measured in U.S. dollars and does not include reinvested dividends.


                                                                               3
PAGE


Despite these positive economic and political developments, we did not significantly add to our positions as we felt that most of this news was already reflected in the market. In fact, we took profits in some of the consumer goods securities such as Walmex, Walmart's Mexican operations. The Fund's weighting in Mexico stayed relatively the same, at 38.4% of total net assets on September 30, 2000, compared with 36.0% at the beginning of the period.


ARGENTINA
Following last year's recession, Argentina experienced a weak economic recovery with GDP growth expected to be 2.5% for 2000.(2) Fiscal tightening, high unemployment, high real domestic interest rates and a high domestic and external debt burden have weighed on domestic consumer and international investor confidence. As in Brazil, the Argentine stock market saw its market capitalization decline as several foreign entities acquired and then subsequently delisted a number of Argentine companies, including Telefonica SA's purchase of Telefonica de Argentina. For the period, the Argentina Merval Index posted a U.S.-dollar return of -14.75%(5). The Fund's exposure to Argentina changed little during the period, standing at 3.7% of total net assets at the end of the period versus 3.5% at the beginning. We did not add to our positions nor did we initiate any new positions within Argentina.


CHILE
Chile's macroeconomic environment began to improve during the six months under review, with GDP growth expected to

TOP 10 HOLDINGS
9/30/00

COMPANY                             % OF TOTAL
SECTOR, COUNTRY                      NET ASSETS
---------------                      ----------
Telefonos de Mexico SA de CV
(Telmex), L, ADR                       10.5%
Diversified Telecommunication
Services, Mexico

Petroleo Brasileiro SA
(Petrobras), ADR                        6.2%
Oil & Gas, Brazil

Banco Itau SA, pfd.                     6.0%
Banks, Brazil

Telefonica SA, ADR                      5.7%
Diversified Telecommunication
Services, Spain

SBC Communications Inc.                 4.6%
Diversified Telecommunication
Services, United States

Cemex SA, ADR                           4.5%
Construction Materials, Mexico

Grupo Carso SA de CV                    4.4%
Industrial Conglomerates,
Mexico

Companhia Paranaense de
Energia-Copel, ADR                      4.3%
Electric Utilities, Brazil

Wal-Mart de Mexico SA de CV
(Walmex), ADR                           3.7%
Multiline Retail, Mexico

Grupo Mexico SA de CV, B                3.1%
Metals & Mining, Mexico


(5.) Source: Argentina Merval Index. Market return is measured in U.S. dollars and does not include reinvested dividends.


4
PAGE


reach 6% in 2000 versus -1.1% in 1999.(2) However, due to the fact that more than a third of Chile's exports are copper, weak global copper prices stifled any significant economic recovery. In fact, the Chilean IPSA Index returned -10.59% in U.S.-dollar terms during the period.(6) Nevertheless, because we believed it to be a good value, we increased our Chilean exposure by initiating a new position in Compania de Telecomunicaciones de Chile (CTC), the largest telecommunications provider in Chile. The Fund's exposure to Chile increased from 2.2% of total net assets on April 1, 2000, to 4.9% on September 30, 2000.


OTHER EXPOSURE
At the end of the period, the Fund did not have exposure to Colombia, Peru and Venezuela due to uncertain political and economic conditions in these nations. Peru's stock market lost a sizable amount of capitalization during the period, as Telefonica SA completed its tender offer for 97% of Telefonica del Peru.


LOOKING FORWARD
We continue to believe in Latin America's economic fundamentals and are optimistic about the long-term prospects for Templeton Latin America Fund. Corporate earnings in the region could increase if interest-rate spreads decline. We anticipate remaining heavily weighted toward Brazil and Mexico, as the reduction in size of the other regional capital markets will likely lead to an investment concentration in the region's two largest markets. However, it is important to remember that



(6.) Source: Chile IPSA Index. Market return is measured in U.S. dollars and does not include reinvested dividends.



                                                                               5
PAGE


investing in emerging markets concentrated in a single region involves special considerations, including risks related to market and currency volatility, adverse economic, social and political developments in the region and countries where the Fund invests, and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 907% in the last 12 years, but has suffered five declines of more than 15% during that time.(7) These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued investment in Templeton Latin America Fund, and welcome your comments and suggestions.

Sincerely,


/s/ Heidi S. Anderson


Heidi S. Andersen, CFA
Portfolio Manager
Templeton Latin America Fund


(7.) Source: Morgan Stanley Capital International/MSCI Mexico Free Index. Based on a quarterly percentage price change over 12 years ended 9/30/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI Mexico Free Index is a capitalization weighted index of 34 companies as of 9/30/00.

This discussion reflects our views, opinions and portfolio holdings as of September 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


6
PAGE


In October 2000, Mark Beveridge assumed primary responsibility for investments in Templeton Latin America Fund.

Mark Beveridge joined the Templeton organization in 1985 with initial responsibilities for quantitative analysis and performance measurement. Prior to joining Templeton, he was a principal with a financial accounting software firm based in Miami, Florida. Mr. Beveridge has a bachelor of business administration degree with emphasis in finance from the University of Miami. Additionally, he is a Chartered Financial Analyst (CFA), Chartered Investment Counselor (CIC) and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts.



                                                                               7
PAGE


PERFORMANCE SUMMARY AS OF 9/30/00
Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return        -11.33%
Net Asset Value (NAV)         $10.96 (9/30/00)     $12.36 (3/31/00)
Change in NAV                 -$1.40

CLASS C
Six-Month Total Return        -11.61%
Net Asset Value (NAV)         $10.81 (9/30/00)     $12.23 (3/31/00)
Change in NAV                 -$1.42

ADVISOR CLASS
Six-Month Total Return        -11.24%
Net Asset Value (NAV)         $10.98 (9/30/00)     $12.37 (3/31/00)
Change in NAV                 -$1.39


CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

The Fund Administrator, Investment Manager and Transfer Agent for the Fund have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator and Investment Manager, to equally assume responsibility for certain other payments by the Fund to reduce Fund expenses, which increases total return to shareholders. If they had not taken this action, total returns would have been lower. After 7/31/01, the fee waivers and expense assumptions may be discontinued at any time upon notice to the Fund's Board of Trustees.


Past performance does not guarantee future results.


8
PAGE


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                            INCEPTION
CLASS A                              1-YEAR      5-YEAR      (5/8/95)
-------                              ------      ------      --------
Cumulative Total Return(1)             28.19%     14.89%      17.42%
Average Annual Total Return(2)         20.84%      1.61%       1.90%
Value of $10,000 Investment(3)       $12,084    $10,382     $11,067

                                                            INCEPTION
CLASS C                               1-YEAR     5-YEAR      (5/8/95)
-------                               ------     ------      --------
Cumulative Total Return(1)             27.33%    11.27%       13.38%
Average Annual Total Return(2)         25.00%     1.96%        2.17%
Value of $10,000 Investment(3)       $12,500   $11,019      $11,226

                                                            INCEPTION
ADVISOR CLASS(4)                      1-YEAR     5-YEAR      (5/8/95)
--------------                        ------     ------      --------
Cumulative Total Return(1)             28.57%     16.84%      19.41%
Average Annual Total Return(2)         28.57%      3.16%       3.34%
Value of $10,000 Investment(3)       $12,857    $11,684     $11,941


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges nor Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 6.50% and 1.70%, respectively.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.


                                                                               9
PAGE

TEMPLETON LATIN AMERICA FUND
Financial Highlights

                                                                                  CLASS A
                                                 --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                                 SEPTEMBER 30, 2000    ----------------------------------------------------
                                                    (UNAUDITED)         2000        1999       1998       1997       1996+
                                                 --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.........           $12.36           $8.11      $12.72     $12.34     $10.53     $10.00
                                                 --------------------------------------------------------------------------
Income from investment operations:
 Net investment income.......................              .01             .01         .20        .07        .06        .12
 Net realized and unrealized gains
   (losses)..................................            (1.41)           4.25       (4.57)       .53       1.86        .51
                                                 --------------------------------------------------------------------------
Total from investment operations.............            (1.40)           4.26       (4.37)       .60       1.92        .63
                                                 --------------------------------------------------------------------------
Less distributions from:
 Net investment income.......................               --            (.01)       (.18)      (.07)      (.08)      (.10)
 Net realized gains..........................               --              --        (.06)      (.15)      (.03)        --
                                                 --------------------------------------------------------------------------
Total distributions..........................               --            (.01)       (.24)      (.22)      (.11)      (.10)
                                                 --------------------------------------------------------------------------
Net asset value, end of period...............           $10.96          $12.36       $8.11     $12.72     $12.34     $10.53
                                                 ==========================================================================
Total Return*................................         (11.33)%          52.60%    (34.37)%      4.94%     18.34%      6.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)............          $15,265         $23,816     $13,228    $28,714    $18,923     $5,150
Ratios to average net assets:
 Expenses....................................            2.35%**         2.33%       2.35%      2.35%      2.35%      2.35%**
 Expenses, excluding waiver and payments by
   affiliate.................................            2.37%**         2.86%       3.03%      2.57%      3.10%      4.02%**
 Net investment income.......................             .24%**          .14%       2.07%       .59%       .50%      1.71%**
Portfolio turnover rate......................           36.47%          81.10%      48.34%     45.82%      3.72%         --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period May 8, 1995 (commencement of operations) to March 31, 1996. ++Based on average weighted shares outstanding effective year ended March 31, 2000.
 10
PAGE

TEMPLETON LATIN AMERICA FUND
Financial Highlights (continued)

                                                                                 CLASS C
                                                  ----------------------------------------------------------------------
                                                   SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                                  SEPTEMBER 30, 2000    ------------------------------------------------
                                                     (UNAUDITED)         2000       1999       1998      1997     1996+
                                                  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........           $12.23          $8.06      $12.63    $12.28    $10.49    $10.00
                                                  ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss).................             (.02)          (.04)        .12        --      (.01)      .08
 Net realized and unrealized gains (losses)...            (1.40)          4.21       (4.51)      .51      1.85       .48
                                                  ----------------------------------------------------------------------
Total from investment operations..............            (1.42)          4.17       (4.39)      .51      1.84       .56
                                                  ----------------------------------------------------------------------
Less distributions from:
 Net investment income........................               --             --***     (.12)     (.01)     (.02)     (.07)
 Net realized gains...........................               --             --        (.06)     (.15)     (.03)       --
                                                  ----------------------------------------------------------------------
Total distributions...........................               --             --        (.18)     (.16)     (.05)     (.07)
                                                  ----------------------------------------------------------------------
Net asset value, end of period................           $10.81         $12.23       $8.06    $12.63    $12.28    $10.49
                                                  ======================================================================
Total Return*.................................         (11.61)%         51.76%    (34.81)%     4.23%    17.62%     5.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............           $3,228         $5,004      $3,312    $7,170    $3,524    $1,351
Ratios to average net assets:
 Expenses.....................................            2.97%**        2.88%       3.00%     3.00%     3.00%     3.00%**
 Expenses, excluding waiver and payments by
   affiliate..................................            3.00%**        3.41%       3.68%     3.22%     3.84%     4.67%**
 Net investment income (loss).................           (.33)%**       (.44)%       1.45%    (.01)%    (.15)%     1.14%**
Portfolio turnover rate.......................           36.47%         81.10%      48.34%    45.82%     3.72%        --

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***The Fund paid distributions from net investment income of $0.001 per share. +For the period May 8, 1995 (commencement of operations) to March 31, 1996. ++Based on average weighted shares outstanding effective year ended March 31, 2000.
                                                                              11
PAGE

TEMPLETON LATIN AMERICA FUND
Financial Highlights (continued)

                                                                                  ADVISOR CLASS
                                                       -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                 YEAR ENDED MARCH 31,
                                                       SEPTEMBER 30, 2000    ---------------------------------------------
                                                          (UNAUDITED)         2000          1999         1998       1997+
                                                       -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period...............           $12.37           $8.09        $12.75      $12.35      $10.92
                                                       -------------------------------------------------------------------
Income from investment operations:
 Net investment income.............................              .03             .12           .31         .07         .02
 Net realized and unrealized gains (losses)........            (1.42)           4.18         (4.69)        .59        1.41
                                                       -------------------------------------------------------------------
Total from investment operations...................            (1.39)           4.30         (4.38)        .66        1.43
                                                       -------------------------------------------------------------------
Less distributions from:
 Net investment income.............................               --            (.02)         (.22)       (.11)         --
 Net realized gains................................               --              --          (.06)       (.15)         --
                                                       -------------------------------------------------------------------
Total distributions................................               --            (.02)         (.28)       (.26)         --
                                                       -------------------------------------------------------------------
Net asset value, end of period.....................           $10.98          $12.37         $8.09      $12.75      $12.35
                                                       ===================================================================
Total Return*......................................         (11.24)%          53.19%      (34.37)%       5.43%      13.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..................          $13,642         $19,645          $116        $139         $71
Ratios to average net assets:
 Expenses..........................................            2.00%**         2.00%         2.00%       2.00%       2.00%**
 Expenses, excluding waiver and payments by
   affiliate.......................................            2.02%**         2.52%         2.68%       2.22%       2.08%**
 Net investment income.............................             .60%**         1.01%         2.46%        .45%        .82%**
Portfolio turnover rate............................           36.47%          81.10%        48.34%      45.82%       3.72%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to March 31, 1997.
++Based on average weighted shares outstanding effective year ended March 31, 2000.
                       See Notes to Financial Statements.
 12
PAGE

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED)

                                                                   COUNTRY         SHARES           VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 73.9%
AEROSPACE & DEFENSE 1.9%
Embraer-Empresa Brasileira de Aeronautica SA, ADR...........       Brazil             20,100     $   623,100
                                                                                                 -----------
AIRLINES 1.5%
*Grupo Aeroportuario del Sereste, ADR.......................       Mexico             31,200         473,850
                                                                                                 -----------
AUTO COMPONENTS .6%
Grupo Industrial Saltillo SA, B.............................       Mexico            119,800         199,159
                                                                                                 -----------
BANKS 3.0%
Unibanco Uniao de Bancos Brasileiros SA, GDR................       Brazil             28,890         953,370
                                                                                                 -----------
BEVERAGES 1.0%
Grupo Continental SA........................................       Mexico            267,800         326,101
                                                                                                 -----------
CONSTRUCTION MATERIALS 4.5%
Cemex SA, ADR...............................................       Mexico             71,941       1,443,316
                                                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 27.4%
*Cia de Telecomunicaciones de Chile SA, ADR.................        Chile             50,900         884,388
Embratel Participacoes SA...................................       Brazil         45,000,000         661,220
*Grupo Iusacell SA de CV, ADR...............................       Mexico             49,900         592,563
SBC Communications Inc. ....................................    United States         29,400       1,470,000
*Telefonica SA, ADR.........................................        Spain             30,640       1,821,165
Telefonos de Mexico SA de CV (Telmex), L, ADR...............       Mexico             63,400       3,372,085
                                                                                                 -----------
                                                                                                   8,801,421
                                                                                                 -----------
ELECTRIC UTILITIES 4.3%
Companhia Paranaense de Energia-Copel, ADR..................       Brazil            154,620       1,372,253
                                                                                                 -----------
INDUSTRIAL CONGLOMERATES 8.2%
Alfa SA de CV, A............................................       Mexico            470,700         987,852
DESC SA de CV, C, ADR.......................................       Mexico             23,400         241,313
*Grupo Carso SA de CV.......................................       Mexico            470,700       1,398,045
                                                                                                 -----------
                                                                                                   2,627,210
                                                                                                 -----------
METALS & MINING 4.6%
Grupo Mexico SA de CV, B....................................       Mexico            263,400       1,004,066
Industrias Penoles SA.......................................       Mexico            363,000         461,245
                                                                                                 -----------
                                                                                                   1,465,311
                                                                                                 -----------
MULTILINE RETAIL 3.7%
*Wal-Mart de Mexico SA de CV, ADR...........................       Mexico             57,500       1,200,313
                                                                                                 -----------
OIL & GAS 8.7%
Perez Companc SA, B, ADR....................................      Argentina           49,040         803,030
*Petroleo Brasileiro SA (Petrobras), ADR....................       Brazil             66,000       1,984,125
                                                                                                 -----------
                                                                                                   2,787,155
                                                                                                 -----------

                                                                              13
PAGE


TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY         SHARES           VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PAPER & FOREST PRODUCTS 3.1%
Aracruz Celulose SA, ADR....................................       Brazil             22,335     $   369,923
Kimberly-Clark de Mexico SA de CV, A........................       Mexico            241,660         634,601
                                                                                                 -----------
                                                                                                   1,004,524
                                                                                                 -----------
REAL ESTATE 1.2%
Inversiones y Representacion SA.............................      Argentina          173,591         399,499
                                                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES .2%
Tele Celular Sul Participacoes SA...........................       Brazil         31,868,150          74,273
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $25,184,986)......................                                      23,750,855
                                                                                                 -----------
PREFERRED STOCKS 20.9%
Banco Itau SA, pfd. ........................................       Brazil         21,691,514       1,928,135
Brasil Telecom Participacoes SA, ADR, pfd. .................       Brazil             10,270         598,228
*Celular CRT Participacoes SA, A, pfd. .....................       Brazil          1,639,000         568,542
Cia Vale do Rio Doce, A, ADR, pfd. .........................       Brazil             32,010         798,249
Companhia Brasileira de Distribuicao Pao de Acucar, ADR,
  pfd. .....................................................       Brazil             18,020         670,119
Embotelladora Andina SA, B, ADR, pfd. ......................        Chile             31,400         321,850
Sociedad Quimica y Minera de Chile SA, B, ADR, pfd. ........        Chile             18,400         382,950
Tele Celular Sul Participacoes SA, ADR, pfd. ...............       Brazil             14,720         441,600
Tele Norte Leste Participacoes SA, ADR, pfd. ...............       Brazil             25,302         578,783
Telemig Celular Participacoes SA, ADR, pfd. ................       Brazil              8,380         443,616
                                                                                                 -----------
TOTAL PREFERRED STOCKS (COST $6,215,253)....................                                       6,732,072
                                                                                                 -----------
SHORT TERM INVESTMENTS (COST $1,725,000) 5.4%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    United States      1,725,000       1,725,000
                                                                                                 -----------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $33,125,239)..............................................                                      32,207,927
                                                                                                 -----------
                                                                                  PRINCIPAL
                                                                                  AMOUNT**
                                                                                 -----------
(a)REPURCHASE AGREEMENT (COST $821,000) 2.6%
Lehman Brothers Inc., 6.59%, 10/02/00 (Maturity Value
  $821,451)
  Collateralized by U.S. Treasury Notes and Bonds...........    United States    $   821,000         821,000
                                                                                                 -----------
TOTAL INVESTMENTS (COST $33,946,239) 102.8%.................                                      33,028,927
OTHER ASSETS, LESS LIABILITIES (2.8%).......................                                        (894,103)
                                                                                                 -----------
TOTAL NET ASSETS 100.0%.....................................                                     $32,134,824
                                                                                                 ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
(a)At September 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See Notes to Financial Statements.

 14
PAGE

TEMPLETON LATIN AMERICA FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $33,125,239).....    $32,207,927
 Repurchase agreement, at value and cost....................        821,000
 Cash.......................................................          1,314
 Receivables:
  Fund shares sold..........................................         12,177
  Dividends and interest....................................        148,991
                                                                -----------
      Total assets..........................................     33,191,409
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        473,460
  Fund shares redeemed......................................        446,316
  To affiliates.............................................         90,076
 Accrued expenses...........................................         46,733
                                                                -----------
      Total liabilities.....................................      1,056,585
                                                                -----------
Net assets, at value........................................    $32,134,824
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    60,835
 Net unrealized depreciation................................       (917,312)
 Accumulated net realized loss..............................     (4,735,703)
 Beneficial shares..........................................     37,727,004
                                                                -----------
Net assets, at value........................................    $32,134,824
                                                                ===========
CLASS A:
 Net asset value per share ($15,264,108 / 1,392,575 shares
   outstanding).............................................         $10.96
                                                                ===========
 Maximum offering price per share ($10.96 / 94.25%).........         $11.63
                                                                ===========
CLASS C:
 Net asset value per share ($3,228,397 / 298,765 shares
  outstanding)*.............................................         $10.81
                                                                ===========
 Maximum offering price per share ($10.81 / 99.00%).........         $10.92
                                                                ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($13,642,319 / 1,242,597 shares outstanding)..............         $10.98
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              15
PAGE


TEMPLETON LATIN AMERICA FUND
Financial Statements (continued)
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $57,020)
 Dividends..................................................    $  436,831
 Interest...................................................        48,870
                                                                ----------
      Total investment income...............................                  $   485,701
                                                                              -----------
Expenses:
 Management fees (Note 3)...................................       233,863
 Administrative fees (Note 3)...............................        28,232
 Distribution fees (Note 3)
  Class A...................................................        32,194
  Class C...................................................        19,239
 Transfer agent fees (Note 3)...............................        48,000
 Custodian fees.............................................         8,447
 Reports to shareholders....................................         3,800
 Registration and filing fees...............................        31,415
 Professional fees..........................................        12,962
 Trustees' fees and expenses................................         6,591
 Amortization of organization costs.........................         1,598
 Other......................................................         2,922
                                                                ----------
      Total expenses........................................                      429,263
      Expenses waived/paid by affiliate (Note 3)............                       (4,397)
                                                                              -----------
          Net expenses......................................                      424,866
                                                                              -----------
            Net investment income...........................                       60,835
                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     1,653,486
  Foreign currency transactions.............................        20,330
                                                                ----------
      Net realized gain.....................................                    1,673,816
      Net unrealized depreciation on investments............                   (6,998,150)
                                                                              -----------
Net realized and unrealized loss............................                   (5,324,334)
                                                                              -----------
Net decrease in net assets resulting from operations........                  $(5,263,499)
                                                                              ===========

                       See Notes to Financial Statements.
 16
PAGE


TEMPLETON LATIN AMERICA FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 2000         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $     60,835           $    59,698
  Net realized gain from investments and foreign currency
   transactions.............................................          1,673,816             1,489,368
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................         (6,998,150)            9,485,986
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         (5,263,499)           11,035,052

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................                 --               (22,007)
   Class C..................................................                 --                  (623)
   Advisor Class............................................                 --                  (371)
                                                                ---------------------------------------
 Total distributions to shareholders........................                 --               (23,001)

 Beneficial share transactions (Note 2):
   Class A..................................................         (6,013,335)            3,693,548
   Class C..................................................         (1,205,272)               35,444
   Advisor Class............................................         (3,848,545)           17,068,134
                                                                ---------------------------------------
 Total beneficial share transactions........................        (11,067,152)           20,797,126
    Net increase (decrease) in net assets...................        (16,330,651)           31,809,177

Net assets:
 Beginning of period........................................         48,465,475            16,656,298
                                                                ---------------------------------------
 End of period..............................................       $ 32,134,824           $48,465,475
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................       $     60,835           $        --
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              17
PAGE


TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate, non-diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity and debt securities of Latin American issuers. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

 18
PAGE

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 2000, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
CLASS A SHARES:
Shares sold................................................   1,017,516    $ 11,456,414          2,605,690    $ 26,848,046
Shares issued on reinvestment of distributions.............          --              --              2,125          20,335
Shares redeemed............................................  (1,551,214)    (17,469,749)        (2,312,880)    (23,174,833)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................    (533,698)   $ (6,013,335)           294,935    $  3,693,548
                                                             =============================================================

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
CLASS C SHARES:
Shares sold................................................      20,518    $    233,623            231,611    $  2,458,493
Shares issued on reinvestment of distributions.............          --              --                 62             590
Shares redeemed............................................    (130,921)     (1,438,895)          (233,399)     (2,423,639)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................    (110,403)   $ (1,205,272)            (1,726)   $     35,444
                                                             =============================================================

                                                                              19
PAGE

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold................................................     431,632    $  4,680,470          1,848,576    $ 19,864,438
Shares issued on reinvestment of distributions.............          --              --                 38             361
Shares redeemed............................................    (777,555)     (8,529,015)          (274,406)     (2,796,665)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................    (345,923)   $ (3,848,545)         1,574,208    $ 17,068,134
                                                             =============================================================

Certain other Franklin Templeton Funds are the record owners of 1,231,617 of the Fund's Advisor Class Shares as of September 30, 2000.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisors Inc., an affiliate of Franklin Resources. The Fund earned dividend income from the investment in the Sweep Money Fund of $22,936.

The Fund pays an investment management fee to TICI of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

Management fees were reduced on assets invested in the Sweep Money Fund.

TICI, FT Services, and Investor Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 2.35%, 3.00%, and 2.00% of the Fund's average daily net assets of Class A, Class C, and Advisor Class shares, respectively, through July 31, 2001, as noted in the Statement of Operations.

 20
PAGE

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At September 30, 2000, unreimbursed costs were $211,888. Distributors received net commissions on sales of Fund shares and received contingent deferred sales charges for the period of $4,657 and $3,012, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At September 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $34,365,600 was as follows:

Unrealized appreciation.....................................  $ 3,155,004
Unrealized depreciation.....................................   (4,491,677)
                                                              -----------
Net unrealized depreciation.................................  $(1,336,673)
                                                              ===========

At March 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $3,439,481
2008........................................................   2,289,749
                                                              ----------
                                                              $5,729,230
                                                              ==========

At March 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $70,245. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2000 aggregated $12,739,532 and $21,229,245, respectively.


PAGE


[FRANKLIN TEMPLETON LOGO]

Templeton Latin America Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777


SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Latin America Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

418 S00 11/00                    [RECYCLED GRAPHIC] Printed on recycled paper